Investments - Summary of Group's Share of Joint Ventures (Detail) - RELX Group's [member] - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Disclosure of summary of group's share of joint ventures [line items]
Revenue	£ 101	£ 131
Net profit for the year	37	37
Total assets	85	92
Total liabilities	(42)	(49)
Net assets	43	43
Goodwill	59	59
Total	£ 102	£ 102